SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report(Date of earliest event reported):
                       March 3, 1999 (September 29, 1998)

                            Sovran Self Storage, Inc.
             (Exact name of Registrant as specified in its charter)

                        Commission File Number: 1-13820

Maryland                                                     16-1194043
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

5166 Main Street
Williamsville, NY 14221
(Address of principal executive offices)  (Zip code)

                                 (716) 633-1850
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         Sovran Self Storage, Inc. (the "Company") consummated during the period September 29, 1998 through February 17, 1999, the acquisition of 11 self-storage facilities (the "Acquired Facilities") through Sovran Acquisition Limited Partnership (the "Operating Partnership"), a limited partnership controlled by the Company. The 11 facilities totaling approximately 638,000 square feet are located in 5 states and were purchased for approximately $27.3 million.

         All of the facilities were acquired from unaffiliated third parties. The acquisitions were funded by cash generated from operations and borrowings under the Company's line of credit and term note. Each of the facilities acquired was used by the seller as a self-storage facility prior to its acquisition by the Company, and the Company intends to continue the use of all facilities for that purpose. The Company's management determined the contract price through arms-length negotiations, after taking into consideration such factors as: the age and condition of the facility; the projected amounts of maintenance costs; anticipated capital improvements; the facility's current revenues; comparable facilities competing in the applicable market; market rental rates for comparable facilities; the occupancy rate of the facility; and the estimated amount of taxes, utility costs, personnel costs and other anticipated expenses.

         The following provides certain additional information concerning the 11 Acquired Facilities.

                                          Date of                      Square
Location         Seller                Acquisition      Price           Feet
--------         ------                -----------      -----           ----

Dallas, TX ...   Charles Frederick       9/29/98    $ 2,500,000        93,120
Dallas, TX ...   Davis Boulevard Ptnrs   10/9/98      3,040,000        76,545
Cincinnati, OH   Poston Builders, Inc.   11/9/98      1,910,000        62,340
Jackson, MS ..   Weiner Corporation      12/1/98      2,045,000        57,275
Houston, TX ..   Russell J. Walla       12/15/98      2,525,000        67,185
Providence, RI   Metro Mini Storage       2/2/99      2,210,000        44,011
Lafayette, LA    Chastant Properties     2/17/99      2,492,000        57,000
Lafayette, LA    Chastant Properties     2/17/99      3,551,000        47,005
Lafayette, LA    Chastant Properties     2/17/99      1,392,000        34,035
Lafayette, LA    Chastant Properties     2/17/99        823,000        35,250
Lafayette, LA    Chastant Properties     2/17/99      4,842,000        63,735
                                                    -----------   -----------
                                                    $27,330,000       637,501




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Item 7.  Financial Statements and Exhibits

(a)      Financial Statements Applicable to Real Estate Properties Acquired

         It is impractical to provide at the time of filing this Report on Form 8-K any of the financial statements and the additional information specified by Rule 3-14 of Regulation S-X as required by Item 7 (a) (3) of Form 8-K. The required financial information and additional information will be filed by amendment within 60 days of the date of the filing of this Report.

(b)      Pro Forma Financial Information

         It is impractical to provide at the time of filing this Report on Form 8-K any of the pro forma financial information required pursuant to
         Article 11 of Regulation S-X as required by Item 7 (b) (1) of Form 8-K. The required pro forma financial information will be filed by amendment within 60 days of the date of the filing of this Report.

(c)      Exhibits

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            Sovran Self Storage, Inc.

March 3, 1999                        By:________________________________________
Date                                     David L. Rogers, Secretary and
                                         Chief Financial Officer